Exhibit 99.1

Latch Reports First Quarter 2022 Financial Results

First Quarter 2022
•Software Revenue of $3.0 million, up 88% year-over-year
•Revenue of $13.7 million, up 106% year-over-year
•ARR of $7.9 million, up 137% year-over-year
•Spaces of 126,746, up 129% year-over-year
NEW YORK, N.Y. – May 5, 2022 -- Latch, Inc. (NASDAQ: LTCH) (“Latch” or the “Company”), maker of LatchOS, the full-building enterprise software-as-a-service (SaaS) platform, today reported financial results for the three months ended March 31, 2022.
“Demand for Latch-enabled spaces continues to grow among multifamily real estate owners, operators, and developers, and is reflected in our strong first quarter performance,” said Luke Schoenfelder, Latch Co-Founder, CEO, and Chairman of the Board of Directors. “As our company has matured, we have honed our strategy to create powerful experiences for all stakeholders through Latch’s intuitive software and sought-after partnerships. We are pleased with our progress on these initiatives, and after 88% year-over-year growth in software revenue in the first quarter, we are raising software revenue guidance for the year. In addition, to better reflect our momentum, we are publicly introducing two important metrics: Spaces and ARR, which have each grown over 100% year-over-year. Looking ahead, I am confident that our focused approach will continue to pave the way to make even more spaces better places to live, work, and visit."
Key Business Metrics and Select Financial Metrics
•Software Revenue: Software revenue for the three months ended March 31, 2022 was $3.0 million, up 88% compared to $1.6 million for the same period in 2021.
•Total Revenue: Total revenue for the three months ended March 31, 2022 was $13.7 million, up 106% compared to $6.6 million for the same period in 2021.
•ARR: ARR for the three months ended March 31, 2022 was $7.9 million, up 137% compared to $3.3 million for the same period in 2021.
•Spaces: Spaces for the three months ended March 31, 2022 was 126,746, up 129% compared to 55,305 for the same period in 2021.
•Net Loss: Net loss for the three months ended March 31, 2022 was $44.2 million, up 16% compared to $38.1 million during the same period in 2021.
•Adjusted EBITDA: Adjusted EBITDA for the three months ended March 31, 2022 was $(36.8) million, down 165% compared to $(13.9) million during the same period in 2021. Please see below for a reconciliation of Adjusted EBITDA to our closest GAAP metric, net loss, as well as a discussion of why we view Adjusted EBITDA as an important metric.
•Cash & Marketable Securities: Total cash plus marketable securities for the three months ended March 31, 2022 was $335.0 million, including cash and cash equivalents of $91.0 million and marketable securities of $244.0 million, up from $46.5 million of total cash as of March 31, 2021. We had no marketable securities as of March 31, 2021.

Financial Outlook
Latch is providing guidance for the second quarter of 2022 and updating guidance for the full year 2022 as follows:
•Second Quarter 2022 Guidance: We expect software revenue to be in the range of $3.3 million to $3.4 million, an 82% to 88% year-over-year increase. We expect total revenue to be in the range of $16.5 million to $18.5 million, an 83% to 105% year-over-year increase. We expect Adjusted EBITDA to be in the range of ($40.0) million to ($36.0) million.
•Full Year 2022 Guidance: We are introducing full year 2022 ARR guidance of $11.1 to $11.9 million, representing 74% to 87% year-over-year growth, and Spaces guidance of 182,000 to 194,000, representing 75% to 86% year-over-year growth. We expect software revenue to be in the range of $14.3 million to $15.3 million, a 74% to 86% year-over-year increase. We expect total revenue to be in the range of $75.0 million to $100.0 million, an 81% to 142% year-over-year increase. We expect Adjusted EBITDA to be in the range of ($176.0) million to ($156.0) million.
Quarterly Conference Call
Latch will host a conference call today at 5:00 p.m. Eastern Time to review the Company’s financial results for the quarter ended March 31, 2022. To access the conference call, dial (833) 562-0132 for the U.S. or Canada, or (661) 567-1107 for callers outside the U.S. or Canada, with Conference ID: 9874409. The webcast will be available live, and a recording will be archived and accessible, on the Investor Relations section of Latch’s website at https://investors.latch.com.
Additional Information
Latch’s condensed consolidated financial statements are included for reference at the end of this release. For additional information regarding Latch’s first quarter 2022 financial results that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of Latch’s website at https://investors.latch.com.
About Latch, Inc.
Latch makes spaces better places to live, work, and visit through a system of software, devices, and services. For more information, please visit https://www.latch.com.
Key Business Metrics
Latch reviews key business metrics to measure its performance, identify trends affecting its business, formulate business plans, and make strategic decisions that will impact the future operating results of the Company. For definitions of our key business metrics, see our most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Increases or decreases in the Company’s key business metrics may not correspond with increases or decreases in its revenue.
The limitations these key business metrics have as an analytical tool include: (1) they might not accurately predict the Company’s future financial results and (2) other companies, including companies in Latch’s industry, may calculate key business metrics or similarly titled measures differently, which reduces their usefulness as comparative measures.
To better align our key business metrics with our internal priorities and business plans for 2022 and beyond, we are reporting new key business metrics beginning with the three months ended March 31,

2022, including Annual Recurring Revenue (“ARR”) and “Spaces.” Rather than focusing on our prior bookings-related metrics that represented future target deliveries, we are now focusing on the near-term execution and delivery of software and the scale of our active platform. Accordingly, we have also adjusted our internal sales compensation structure to discontinue compensating our sales teams on bookings-related metrics beginning in the second quarter of 2022. We are continuing to report total revenue (GAAP) and net loss (GAAP) as key business metrics, and we are also reporting software revenue (GAAP) as an additional key business metric.
Brief descriptions of these new key business metrics are provided below.
We use ARR to measure the recurring cash we expect to collect from our customers. ARR is defined as the annualized value of our active software contracts. A contract is considered active if a signed contract is in effect as of the end of the period. The contract value represents the cash value to Latch, net of promotional, term, and any other discounts. ARR is calculated as the total contract value divided by the contract term in months, multiplied by twelve. We believe ARR provides useful information to investors because it measures the health and growth of our software business.
We use Spaces to measure the quantity of units with active software contracts in buildings that generate ARR. Units represent apartments, other dwelling units or commercial spaces in a building. We believe Spaces provides useful information to investors by indicating the size of the opportunity to grow total revenue by increasing additional hardware, software and services revenue generated by each Space.
Non-GAAP Financial Measures
To supplement our financial statements presented in accordance with generally accepted accounting principles (“GAAP”) and to provide investors with additional information regarding our financial results, we have presented in this press release Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.
We define Adjusted EBITDA as our net loss, excluding the impact of stock-based compensation expense, depreciation and amortization expense, interest income, interest expense, provision for income taxes, restructuring, one-time litigation expenses, loss on extinguishment of debt, gain or loss on change in fair value of derivative instruments, warrant liabilities and trading securities, and our transaction related expenses. The most directly comparable GAAP measure is net loss. We monitor, and have presented in this press release, Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. In particular, we believe excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. We believe Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we include in net loss. Accordingly, we believe Adjusted EBITDA provides useful information to investors, analysts and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance.
Adjusted EBITDA is not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, the expenses and other items that we exclude in our calculations of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results.

In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison.
Latch has not reconciled its Adjusted EBITDA guidance metrics to GAAP net earnings or loss because certain of the reconciling items cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.
The following table reconciles Adjusted EBITDA to net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended March 31,
(in thousands)	2022	2021
Net loss	$(44,231)	$(38,101)
Depreciation and amortization	1,506	653
Interest expense, net(1)	864	3,318
Provision for income taxes	17	—
Change in fair value of derivative liabilities	—	3,597
Change in fair value of warrant liability	(6,267)	—
Change in fair value of trading securities	(1,000)	—
Transaction-related costs(2)	538	2,148
Litigation costs(3)	40	—
Stock-based compensation(4)	11,718	14,493
Adjusted EBITDA	$(36,815)	$(13,892)

(1)As a result of significant discounts provided to our customers on our longer-term software contracts paid upfront, the Company has determined that there is a significant financing component related to the time value of money and has therefore broken out the interest component and recorded it as a component of interest income (expense), net on the condensed consolidated statements of operations and comprehensive loss. The interest expense is recorded using the effective interest method, which has higher interest expense at inception and declines over time to match the underlying economics of the transaction where the outstanding principal balance decreases over time. Interest expense associated with the significant financing component included in interest (income) expense, net was $1.1 million and $0.7 million for the three months ended March 31, 2022 and 2021, respectively.
(2)Transaction costs related to the business combination. These costs are included within sales and marketing and general and administrative within the condensed consolidated statements of operations and comprehensive loss.
(3)Legal and settlement fees incurred in connection with non-ordinary course litigation and other disputes. These costs are included within general and administrative within the condensed consolidated statements of operations and comprehensive loss.
(4)Stock-based compensation expense associated with equity compensation plans including $11.3 million during the three months ended March 31, 2022 related to RSUs granted since August 2021 and $13.8 million related to the secondary purchase transaction during the three months ended March 31, 2021.
FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of Latch’s technology and products. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "would," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to shareholders, customers, and residents; and the Company’s strategy. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including Latch’s ability to implement business plans and changes and developments in the industry in which Latch competes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the SEC on March 1, 2022, and other documents filed by Latch from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

CONTACTS:
Investors:
investors@latch.com
Media:
press@latch.com

Latch, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except share amounts)

	As of March 31, 2022 (unaudited)	As of December 31, 2021
Assets
Current assets
Cash and cash equivalents	$90,959	$124,782
Available-for-sale securities - current	172,993	158,973
Accounts receivable, net	28,967	25,642
Inventories, net	18,996	11,615
Prepaid expenses and other current assets	12,047	11,606
Total current assets	323,962	332,618
Property and equipment, net	2,755	2,039
Available-for-sale securities - non-current	71,058	102,878
Internally developed software, net	14,411	12,475
Other non-current assets	2,929	2,294
Total assets	$415,115	$452,304

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Accounts payable	$5,757	$6,229
Accrued expenses	24,687	24,184
Deferred revenue - current	7,211	6,016
Other current liabilities	2,935	4,342
Total current liabilities	40,590	40,771
Deferred revenue - non-current	28,484	24,190
Warrant liability	3,520	9,787
Other non current liabilities	178	—
Total liabilities	72,772	74,748
Commitments and contingencies (see Note 11)

Stockholders’ equity (deficit)
Common stock - $0.0001 par value, 1,000,000,000 shares authorized; 142,237,954 and 141,592,388 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively(1)	32	25
Additional paid-in capital	718,305	706,713
Accumulated other comprehensive loss	(2,292)	(676)
Accumulated deficit	(373,702)	(328,506)
Total stockholders’ equity (deficit)	342,343	377,556
Total liabilities and stockholders’ equity (deficit)	$415,115	$452,304
(1)Shares issued and outstanding as of March 31, 2022 and December 31, 2021 exclude 738,000 shares subject to vesting requirements.

Latch, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Loss (unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue:
Hardware	$9,055	$5,014
Software	3,039	1,615
Services	1,561	—
Total revenue	13,655	6,629
Cost of revenue(1)(2):
Hardware	10,992	6,028
Software	323	134
Services	1,718	—
Total cost of revenue	13,033	6,162
Operating expenses:
Research and development(2)	18,257	9,615
Sales and marketing(2)	17,296	3,750
General and administrative(2)	14,178	17,696
Depreciation and amortization	1,506	653
Total operating expenses	51,237	31,714
Loss from operations	(50,615)	(31,247)
Other income (expense)
Change in fair value of warrant liability	6,267	—
Change in fair value of trading securities	1,000	—
Interest expense, net	(864)	(3,318)
Other expense	(2)	(3,536)
Total other income (expense), net	6,401	(6,854)
Loss before income taxes	(44,214)	(38,101)
Provision for income taxes	17	—
Net loss	$(44,231)	$(38,101)
Other comprehensive loss
Unrealized loss on available-for-sale securities	(1,618)	—
Foreign currency translation adjustment	2	(7)
Comprehensive loss	$(45,847)	$(38,108)

Net loss per common share
Basic and diluted net loss per common share	$(0.31)	$(3.65)
Weighted average shares outstanding
Basic and diluted	141,970,190	10,438,778

(1)Exclusive of depreciation and amortization shown in operating expenses below.
(2)Stock-based compensation expense included in cost of revenue and operating expenses is as follows:
Cost of revenue	$272	$14
Research and development	4,501	3,999
Sales and marketing	2,322	161
General and administrative	4,623	10,319
Total stock-based compensation	$11,718	$14,493

Latch, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Operating activities
Net loss	$(44,231)	$(38,101)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization	1,506	653
Non-cash interest expense	994	1,934
Change in fair value of derivative liabilities	—	3,597
Change in fair value of warrant liability	(6,267)	—
Change in fair value of trading securities	(1,000)	—
Provision for excess and obsolete inventory	665	9
Allowance (reversal) for doubtful accounts	(50)	171
Stock-based compensation	11,718	14,493
Changes in assets and liabilities
Accounts receivable	(4,241)	(1,108)
Inventories	(8,046)	537
Prepaid expenses and other current assets	811	(2,424)
Other non-current assets	(713)	(53)
Accounts payable	(471)	1,732
Accrued expenses	199	1,331
Other current liabilities	(344)	—
Other non-current liabilities	178	620
Deferred revenue	5,489	2,279
Net cash used in operating activities	(43,803)	(14,330)
Investing activities
Purchase of available-for-sale securities	(24,367)	—
Proceeds from maturities of available-for-sale securities	39,587	—
Purchase of trading securities	(250)	—
Purchase of property and equipment	(736)	(290)
Development of internal software	(2,069)	(1,446)
Net cash provided by (used in) investing activities	12,165	(1,736)
Financing activities
Proceeds from issuance of common stock	180	2,035
Payments for tax withholding on net settlement of equity awards	(1,293)	—
Proceeds from revolving credit facility	1,345	53
Repayment of revolving credit facility	(2,409)	—
Net cash (used in) provided by financing activities	(2,177)	2,088
Effect of exchange rate on cash	(8)	(9)
Net change in cash and cash equivalents	(33,823)	(13,987)
Cash and cash equivalents
Beginning of period	124,782	60,529
End of period	$90,959	$46,542

Supplemental disclosure of non-cash investing and financing activities
Capitalization of stock-based compensation to internally developed software	$1,019	$21
Capitalization of transaction costs	$—	$3,412
Accrued issuance costs	$25	$—
Accrued fixed assets	$251	$67
Receivable from option exercises	$—	$781